UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 12, 2007

EXACTECH, INC.

(Exact name of registrant as specified in its charter)

Florida	0-28240	59-2603930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court

Gainesville, Florida 32653

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (352) 377-1140

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 12, 2007, the Company issued a press release announcing that it has received a subpoena from the U.S. Department of Justice, through the U.S. Attorney for the District of New Jersey, requesting documents dating from January 1, 1998 to the present related to consulting and professional service agreements between Exactech and orthopaedic surgeons and other medical professionals. The Company believes the subpoena relates to an investigation the Department of Justice is conducting with respect to the use of such agreements and arrangements by orthopedic implant manufacturers and distributors. The Company intends to fully cooperate with the Department of Justice request. The Company cannot estimate what, if any, impact this inquiry and any results from this inquiry could have on the Company’s financial position, operating results or cash flows. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

The information contained in Item 7.01 to this Current Report on Form 8-K is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release, dated December 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXACTECH, INC.

Dated: December 12, 2007	By:	/s/ Joel C. Phillips
Joel C. Phillips Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated December 12, 2007